U.S. SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 24, 2003

(Date of earliest event reported)

CemTech Industries Limited

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-32753 (Commission File Number)	86-1024819 (IRS employer Identification No.)

6075 South Eastern Ave., Suite 1
Las Vegas, NV 89119-3146
702-866-2500

(Address and telephone number of the registrant’s principal executive offices)

7373 N. Scottsdale Road, Suite D215
Scottsdale, Arizona 85253-3506

(Former name or former address, if changed since last report)

CemTech Industries Limited
Current Report on Form 8-K

Item 5.   Other Events and Regulation FD Disclosure.

We attach as Exhibit 99 hereto and incorporate herein by reference the board meeting minutes dated June 24, 2003 adopting the Corporate Resolution of June 24, 2003 confirming appointments to the executive and board of directors to the Company.

Change of company address

In connection with the above Corporate Resolution, the Company has changed its address to 6075 South Eastern Ave., Suite 1, Las Vegas. NV 89119-3146.

Item 7.   Exhibits.

Exhibit Number	Description of Document

99	Board Meeting of CemTech Industries Limited dated June 24, 2003.

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Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CemTech Industries Limited

By:	/s/ Perry G. Wilson
Perry G. Wilson
President
CemTech Industries Limited

June 24, 2003

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